UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

Fly-E Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42122	92-0981080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

136-40 39th Avenue, Suite 202
Flushing, New York	11354
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (929) 410-2770

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	FLYE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 17, 2026, Fly-E Group Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Meeting”). On May 5, 2026, the record date for the Meeting, there were 1,632,386 shares of common stock (the “Common Stock”) issued and outstanding entitled to be voted at the Meeting, of which 932,621.51, or approximately 57.13% of the total outstanding shares of Common Stock of the Company, were represented in person or by proxy. Therefore, a quorum was present.

1. Election of Directors

At the Meeting, all of the following four nominees were elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve until the 2026 Annual Meeting and until their successors are duly elected and qualified, or until their respective earlier death, resignation or removal. The voting results were as follows:

Nominee	For	Against	Broker Non-Vote
Lisa Fan	926,763.58	3,944.74	698,089.00
Leqi Dong	926,456.48	4,251.74	698,089.00
Dongperez Hua	926,462.18	4,246.14	698,089.00
Chun Min (Max) Lin	926,461.58	4,246.74	698,089.00

2. Auditor Appointment Ratification

At the Meeting, the shareholders approved the proposal to ratify the selection of Fortune CPA, Inc. as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ended March 31, 2026. The voting results were as follows:

FOR	AGAINST	ABSTAIN
930,191.66	577.70	1,852.15

3. Reverse Stock Split

At the Meeting, the shareholders approved the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock by a ratio in a range of 1-for-5 to 1-for-100, with such ratio to be determined in the discretion of the Board of Directors of the Company and with such action to be effected at such time and date, if at all, as determined by the Board of Directors of the Company within one year after the conclusion of the Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN
917,455.31	14,891.70	274.50

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fly-E Group, Inc.

Date: June 17, 2026	By:	/s/ Zhou Ou
	Name:	Zhou Ou
	Title:	Chief Executive Officer

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